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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. )

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                                Table Of Contents
                                -----------------

                                                                          Page
                                                                          ----

         GENERAL INFORMATION.........................................       1

         ELECTION OF DIRECTORS.......................................       2

         PRINCIPAL SHAREHOLDERS......................................       2

         MANAGEMENT..................................................       3

         COMPENSATION................................................       5

         COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS...........      10

         INDEPENDENT AUDITORS........................................      11

         NOMINATIONS AND SHAREHOLDER PROPOSALS.......................      12

         REQUESTS FOR FORM 10-K......................................      12

         APPENDIX A..................................................      13

         CERTAIN FINANCIAL INFORMATION...............................     F-1


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